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                  SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549


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                               FORM 8-K



                            CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): September 24, 1997

                              SALOMON INC
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            DELAWARE                    1-4346              22-1660266
  (STATE OR OTHER JURISDICTION       (COMMISSION          (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)    FILE NUMBER)      IDENTIFICATION NUMBER)


        SEVEN WORLD TRADE CENTER
            NEW YORK, NEW YORK                          10048
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)


                            (212) 783-7000
         (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



     (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.  OTHER EVENTS

          On September 24, 1997, Salomon Inc (the "Registrant") and Travelers Group Inc. ("Travelers") announced that they had entered into an Agreement and Plan of Merger dated as of September 24, 1997 (the "Merger Agreement"), pursuant to which a wholly owned subsidiary of Travelers will merge (the "Merger") with and into the Registrant. Under the terms of the Merger Agreement, each share of the common stock, par value $1.00 per share, of the Registrant will be exchanged for 1.13 shares of the common stock, par value $.01 per share, of Travelers, each share of preferred stock of the Registrant will be converted into a share of a substantially identical series of preferred stock of Travelers and the Registrant will become a wholly owned subsidiary of Travelers. The transaction will be a tax-free exchange and will be accounted for on a "pooling of interests" basis. The Merger, which is expected to be completed in late 1997, is subject to customary closing conditions, including certain regulatory approvals (including under the Hart-Scott-Rodino Antitrust Improvements Act) and the approval of the Registrant's stockholders. After the Merger, the Registrant and Smith Barney Holdings Inc. ("Smith Barney") will merge.

          Travelers' Annual Report on Form 10-K for the year ended December 31, 1996, which includes the consolidated financial statements and schedules of Travelers and its subsidiaries as of December 31, 1996 and 1995 and for each of the three years in the period ended December 31, 1996, is being filed as Exhibit 99.01 to this Form 8-K and is incorporated by reference herein. Travelers' Quarterly Report on Form 10-Q for the quarter ended June 30, 1997, which includes the unaudited condensed consolidated financial statements of Travelers and its subsidiaries as of June 30, 1997 and for the six-month periods ended June 30, 1997 and 1996, is being filed as Exhibit 99.02 to this Form 8-K and is incorporated by reference herein. Smith Barney's Annual Report on Form 10-K for the year ended December 31, 1996, which includes the consolidated financial statements of Smith Barney and its subsidiaries as of December 31, 1996 and 1995 and for each of the three years in the period ended December 31, 1996, is being filed as Exhibit 99.03 to this Form 8-K and is incorporated in by reference herein. Smith Barney's Quarterly Report on Form 10-Q for the quarter ended June 30, 1997, which includes the unaudited condensed consolidated financial statements of Smith Barney and its subsidiaries as of June 30, 1997 and for the six-month periods ended June 30, 1997 and 1996, is being filed as
Exhibit 99.04 to this Form 8-K and is incorporated by reference herein. Unaudited Pro Forma Condensed Combined Financial Statements for Travelers which give effect to the Merger are being filed as
Exhibit 99.05 to this Form 8-K and are incorporated by reference herein. Unaudited Pro Forma Condensed Combined Financial Statements for Smith Barney which give effect to the merger of the Registrant and Smith Barney are being filed as Exhibit 99.06 to this Form 8-K and are incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS

         (a)  Financial Statements of Businesses Acquired.

              See Exhibits 99.01, 99.02, 99.03 and 99.04 attached hereto and incorporated by reference herein.

         (b)  Pro Forma Financial Information.

              See Exhibits 99.05 and 99.06 attached hereto and incorporated by reference herein.

         (c)  Exhibits.

              23.01     Consent of KPMG Peat Marwick LLP

              23.02     Consent of Coopers & Lybrand L.L.P.

              99.01 Annual Report on Form 10-K for the year ended December 31, 1996 of Travelers Group Inc.

              99.02 Quarterly Report on Form 10-Q for the quarter ended June 30, 1997 of Travelers Group Inc.


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              99.03     Annual Report on Form 10-K for the year ended
                        December 31, 1996 of Smith Barney Holdings
                        Inc.

              99.04 Quarterly Report on Form 10-Q for the quarter ended June 30, 1997 of Smith Barney Holdings Inc.

              99.05 Unaudited Pro Forma Condensed Combined Statement of Financial Position as of June 30, 1997, and Unaudited Pro Forma Condensed Combined Statements of Income for the six months ended June 30, 1997 and 1996 and for each of the years in the three-year period ended December 31, 1996 of Travelers Group Inc.

              99.06 Unaudited Pro Forma Condensed Combined Statement of Financial Condition as of June 30, 1997, and Unaudited Pro Forma Condensed Combined Statements of Operations for the six months ended June 30, 1997 and 1996 for each of the years in the three-year period ended December 31, 1996 of Smith Barney Holdings Inc.


                              SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              SALOMON INC,

Date:  September 29, 1997     by /s/ JEROME H. BAILEY
                                 -------------------------------
                                 Name:  Jerome H. Bailey
                                 Title:  Chief Financial Officer


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                             EXHIBIT INDEX


             EXHIBIT                DESCRIPTION

              23.01     Consent of KPMG Peat Marwick LLP

              23.02     Consent of Cooper & Lybrand L.L.P.

              99.01 Annual Report on Form 10-K for the year ended December 31, 1996 of Travelers Group Inc.

              99.02 Quarterly Report on Form 10-Q for the quarter ended June 30, 1997 of Travelers Group Inc.

              99.03 Annual Report on Form 10-K for the year ended December 31, 1996 of Smith Barney Holdings Inc.

              99.04 Quarterly Report on Form 10-Q for the quarter ended June 30, 1997 of Smith Barney Holdings Inc.

              99.05 Unaudited Pro Forma Condensed Combined Statement of Financial Position as of June 30, 1997, and Unaudited Pro Forma Condensed Combined Statements of Income for the six months ended June 30, 1997 and 1996 and for each of the years in the three-year period ended December 31, 1996 of Travelers Group Inc.

              99.06 Unaudited Pro Forma Condensed Combined Statement of Financial Condition as of June 30, 1997, and Unaudited Pro Forma Condensed Combined Statements of Operations for the six months ended June 30, 1997 and 1996 for each of the years in the three-year period ended December 31, 1996 of Smith Barney Holdings Inc.